Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Unica Corporation (the “Company”) for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Yuchun Lee, Chief Executive Officer of the Company, and Ralph A. Goldwasser, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	/s/ Yuchun Lee Yuchun Lee
Chief Executive Officer, President and Chairman

Date: May 10, 2007	/s/ Ralph A. Goldwasser Ralph A. Goldwasser
Senior Vice President and Chief Financial Officer